SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  August 9, 2002

Southwall Technologies Inc.

(Exact name of registrant as specified in its charter)

0-15930	Delaware	94-2551470
(Commission File Number)	(State of incorporation or organization)	(I.R.S. Employer Identification No.)

1029 Corporation Way, Palo Alto, California 94303
(Address of Principal Executive Office) (Zip Code)

Registrant’s telephone number, including area code:  (650) 962-9111

Item 7.    Financial Statements, Pro Forma, Financial Information and Exhibits

(a)           Financial Statements of Business Acquired.

Not Applicable.

(b)           Pro Forma Financial Information.

Not Applicable.

(c)           Exhibits

99.1         Press Release issued August 9, 2002.

Item 9.    Regulation FD Disclosure

                Southwall Technologies Inc. today released the press release attached hereto as Exhibit 99.1.

SIGNATURE

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHWALL TECHNOLOGIES INC.

Date: August 9, 2002	By:	/s/ Thomas G. Hood
Thomas G. Hood
President and Chief Executive Officer